ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is made and entered into on August 29, 2007 by and between MED-X SYSTEMS, INC., a Nevada corporation ("Med-X"), EQUITABLE ASSETS, INC., a Nevada corporation, the controlling stockholder of Med-X (the "Med-X Controlling Stockholder"), CRANSTON, INC., a Nevada corporation (the "Subsidiary"), CRANSTON, INC., a New York corporation ("Cranston"), the Cranston stockholders being more fully described on the signature page hereof (the "Cranston Stockholders"), and GLAST, PHILLIPS & MURRAY, P.C. (the "Escrow Agent").

     WHEREAS, Cranston and the Cranston Stockholders and Med-X, the Subsidiary, and the Med-X Controlling Stockholder have executed that certain Plan and Agreement of Triangular Merger between Med-X Systems, Inc., Cranston, Inc., a Nevada corporation, and Cranston, Inc., a New York corporation, dated August 29, 2007 (the "Merger Agreement"); and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Merger Agreement, unless otherwise defined herein; and

     WHEREAS, the Cranston Stockholders have delivered into escrow with the Escrow Agent the sum of $80,000 (the "Escrowed Funds"); and

     WHEREAS, 4,188,646 shares of the Med-X Common Stock owned by the Med-X Controlling Stockholder, together with all shares issued in exchange for converted debt, have been delivered to the Escrow Agent (the "Escrowed Shares");

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do agree as follows:

     1.     Transfer  into Escrow  by  the  Cranston  Stockholders.  The
            ------------------------------------------------------
Cranston Stockholders have delivered the Escrowed Funds into escrow with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent.

     2.     Transfer  into Escrow by the Med-X Controlling Stockholder.  The
            ----------------------------------------------------------
Med-X Controlling Stockholder has delivered the Escrowed Shares into escrow with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent.

     3.     Release of the Escrowed  Funds.  Promptly  following  the  Effective
            ------------------------------
Date, the Med-X Controlling Stockholder will use its best efforts to do all things necessary to qualify the shares of the Med-X Common Stock for quotation and sale on the Over the Counter Bulletin Board maintained by the Nasdaq Stock Market, Inc. (the "OTCBB"). The Escrowed Funds shall be held in escrow with the Escrow Agent until such time as the shares of the Med-X Common Stock are quoted for sale on the OTCBB. Immediately upon receiving notice from the Med-X Controlling Stockholder and the Cranston Stockholders that the OTCBB has notified all parties to the Merger Agreement that the shares of the Med-X Common Stock are being quoted for sale on the OTCBB and are trading on the OTCBB, the Escrow Agent shall deliver the Escrowed Funds to the Med-X Controlling Stockholder. In the event that Med-X is unable to procure a trading symbol from the NASD, due to NASD rejection, within 180 days from the date of the execution of this agreement, either Cranston or the Med-X Controlling Shareholder shall have the right to terminate this agreement upon ten (10) days notice to the other party.

     4.     Release  of  the Escrowed Shares.  The Med-X Controlling Stockholder
            --------------------------------
agrees that the Escrowed Shares may not be sold for a period of 12 months following the Effective Date. Thereafter, the Escrow Agent shall release the Escrowed Shares to the Med-X Controlling Stockholder in such amounts which may then be sold pursuant to the provisions of Rule 144(e) promulgated pursuant to the Securities Act of 1933, as amended.

     5.     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent, other
            -------------------------
than as hereinafter specified, shall be to receive the Escrowed Funds and the Escrowed Shares and hold them subject to release, in accordance with this Agreement, the Merger Agreement, and the Other Agreements.

     6.     Liability  of  the  Escrow  Agent.  The  duties  of the Escrow Agent
            ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required


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
to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Funds and the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Med-X Controlling Stockholder or the Cranston Stockholders, or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Med-X Controlling Stockholder, the Cranston Stockholders, or any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ was entered without jurisdiction or was invalid for any reason or is subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Funds and the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Med-X Controlling Stockholder, the Cranston Stockholders, or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Funds and the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement, the Merger Agreement, the Other Agreements, or the Escrowed Funds and the Escrowed Shares, the Med-X Controlling Stockholder and the Cranston Stockholders hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     7.     Indemnification.  The Med-X Controlling Stockholder and the Cranston
            ---------------
Stockholders hereby agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees, charges, and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as the Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.


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
     8.     Death,  Incapacity, or Resignation of the Escrow Agent.  In the
            -----------------------------------------------------
event of the death, incapacity, or resignation of the Escrow Agent, the Med-X Controlling Stockholder and the Cranston Stockholders shall appoint a successor Escrow Agent within 10 days following such death, incapacity, or resignation. If the Med-X Controlling Stockholder and the Cranston Stockholders shall fail to appoint a successor Escrow Agent within such 10 day period, the Med-X
Controlling Stockholder may thereupon deposit the Escrowed Funds and the Escrowed Shares into the registry of a court of competent jurisdiction, and seek to have a successor Escrow Agent appointed by such court. Any substitute Escrow Agent appointed hereunder shall possess and exercise all powers and authority herein conferred on the original Escrow Agent, unless the court otherwise decrees in the order of appointment. Further, any successor Escrow Agent shall receive such compensation as such court may determine. The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's death, incapacity, or resignation, and the Med-X Controlling Stockholder and the Cranston Stockholders will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     9.     Termination  and  Amendment.  This  Agreement shall remain in effect
            ---------------------------
until the Escrowed Funds and the Escrowed Shares are delivered in accordance herewith; provided that any Escrow Agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement, including, but not limited to the indemnification provisions hereof, shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Med-X Controlling Stockholder, the Cranston Stockholders, the Escrow Agent, and any successor Escrow Agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     10.     No Trusteeship.  The Med-X Controlling Stockholder and the Cranston
             --------------
Stockholders agree that the Escrow Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     11.     Confidentiality.  Except  as  required  by  applicable  law,  legal
             ---------------
process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     12.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Harris County, Texas. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American
Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Harris County, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     13.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     14.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Med-X, the Med-X Controlling Stockholder, and the Subsidiary, addressed to


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
Mr. Hank A. Vanderkam at 1301 Travis, Suite 1200, Houston, Texas 77002, telephone (713) 547-8900, telecopier (713) 547-8910, and e-mail hpv@v-slaw.com; and if to Cranston and the Cranston Stockholders, addressed to Mr. Alan Moadel, 2 West 46th Street, Second Floor, New York, New York 10036, telephone (800) 930-8780, and email alan@epilx.com; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telephone (713) 237-3135, telecopier (713) 237-3202, and e-mail
nreynolds@gpm-law.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Representations,  Warranties  and  Agreements  to  Survive.  All
             ----------------------------------------------------------
indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     19.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     20.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     21.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

     22.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     23.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.


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
     24.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     25.     Incorporation  by Reference.  Any agreement referred to or included
             ---------------------------
herein constitutes an integral part to this Agreement and is incorporated into this Agreement by this reference.

     26.     Controlling  Agreement.  Other than the provisions of Paragraphs 12
             ----------------------
and 24 hereof, in the event of any conflict between the terms of this Agreement, the Merger Agreement, or the Other Agreements, the terms of the Merger Agreement shall control.

     27.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

     28.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                   MED-X  SYSTEMS,  INC.



                                   By
                                     ------------------------------------------

                                     Hank A. Vanderkam, Chief Executive Officer


                                   EQUITABLE  ASSETS,  INC.



                                   By
                                     ------------------------------------------
                                     Hank  Vanderkam,  Chief Executive Officer


                                   CRANSTON,  INC.  (a  Nevada  corporation)



                                   By
                                     ------------------------------------------
                                     Hank Vanderkam, Chief Executive Officer

                                   CRANSTON, INC. (a New York corporation)



                                   By
                                     ------------------------------------------
                                     Alan  Moadel,  President


                                   GLAST,  PHILLIPS  &  MURRAY,  P.C.



                                   By
                                     ------------------------------------------
                                     Norman  T.  Reynolds


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